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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 17, 2001
                        (Date of earliest event reported)


                           THE PHOENIX COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                          1-16517                          06-0493340
(State or other jurisdiction of        (Commission File Number)     (IRS Employer Identification No.)
        incorporation)


               One American Row, Hartford, Connecticut 06102-5056
               (Address of principal executive offices) (Zip Code)


                                  860-403-5000
              (Registrant's telephone number, including area code)


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Item 5.  Other Information.

         On September 17, 2001, The Phoenix Companies, Inc., a Delaware corporation, issued a press release, a copy of which is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Exhibits.

         99.1 Press release of The Phoenix Companies, Inc., dated September 17, 2001, regarding announcement of stock repurchase program.

         99.2 Press release of The Phoenix Companies, Inc., dated September 17, 2001, regarding establishment of special procedures to respond to needs of customers affected by September 11 terrorist attacks.

Item 9.  Regulation FD Disclosure.

         On September 17, 2001, The Phoenix Companies, Inc., a Delaware corporation, issued a press release, a copy of which is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                THE PHOENIX COMPANIES, INC.


                                By: /S/ CAROLE A. MASTERS
                                    -----------------------------------
                                    Name:  Carole A. Masters
                                    Title: Vice President and Counsel



Date: September 17, 2001
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                                  EXHIBIT INDEX


EXHIBIT NUMBER     EXHIBIT
--------------     -------

99.1 Press release, dated September 17, 2001, regarding announcement of stock repurchase program

99.2 Press release, dated September 17, 2001, regarding establishment of special procedures to respond to needs to customers affected by September 11 terrorist attacks